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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-34502, 333-42844, 333-49032, 333-60156 and
333-83506) of Chordiant Software, Inc. of our report dated February 1, 2002, except as to Note 20 which is as of March 28, 2002, relating to the financial statements, which appears in this Annual Report on Form 10-K.



PricewaterhouseCoopers LLP

San Jose, California
March 28, 2002